UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2022

HCA Healthcare, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of Principal Executive Offices)	(Zip Code)

(615) 344-9551

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 25, 2022, Standard & Poor’s Rating Services (“S&P”) announced it has issued an investment grade rating with respect to the issuer credit rating of HCA Healthcare, Inc. (the “Company”) and its subsidiaries.

S&P’s announcement, in conjunction with previously disclosed events, constitutes an “Investment Grade Rating Event” or a “Ratings Event,” as applicable, under the terms of the indentures (the “Senior Secured Indentures”) governing HCA Inc.’s (the “Issuer”) outstanding senior secured notes (the “Senior Secured Notes”) and, as a result, the conditions in the Senior Secured Indentures to permit the permanent release of the subsidiary guarantees and all collateral securing the Senior Secured Notes have now been met. The Issuer has provided the applicable documentation pursuant to the Senior Secured Indentures to release the subsidiary guarantees and all collateral securing the Senior Secured Notes.

In addition, the covenants in the Senior Secured Indentures governing the Senior Secured Notes issued prior to 2019 will change in accordance with the terms of such Senior Secured Indentures, and as a result will now substantially align with those included in the Senior Secured Indentures governing the Senior Secured Notes issued in 2019 or later and in the indentures (the “Senior Unsecured Indentures”) governing the Issuer’s senior unsecured notes issued in 2015 or later (the “Senior Unsecured Notes”).

The Senior Secured Notes and Senior Unsecured Notes will continue to be guaranteed on an unsecured basis by the Company. The subsidiary guarantees and collateral securing the Issuer’s senior secured credit facilities are not affected.

S&P also announced that it has issued an investment grade rating with respect to the Issuer’s senior unsecured notes. Following these two announcements, the change of control put at 101% will be suspended with respect to both the Senior Secured Notes and Senior Unsecured Notes in accordance with the terms of the Senior Secured Indentures and Senior Unsecured Indentures, respectively.

The foregoing descriptions of the Senior Secured Notes, Senior Secured Indentures, Senior Unsecured Notes and Senior Unsecured Indentures are qualified in their entirety by the terms of the applicable agreements, which are filed as exhibits to the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC. (Registrant)

By:	/s/ John M. Hackett
John M. Hackett
Senior Vice President – Finance and Treasurer

Date: May 25, 2022